                                                                 EXHIBIT 10.48

                          FIRST LOAN MODIFICATION AGREEMENT
                              (INFRASTRUCTURE FACILITY)

         THIS AGREEMENT made this 5th day of September, 1996, but effective as of September 9, 1996 (the "Effective Date"), by and among BANK OF HAWAII, a Hawaii banking corporation, whose principal place of business and post office address is 130 Merchant Street, Honolulu, Hawaii 96813 and P.O. Box 2900, Honolulu, Hawaii 96846 (the "Bank") and C. BREWER HOMES, INC., a Delaware corporation, whose principal place of business is 827 Fort Street, Honolulu, Hawaii 96813 (the "Borrower").

                                   R E C I T A L S

         A. Bank made available to Borrower a revolving infrastructure construction facility (the "Infrastructure Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Note") made pursuant to a Revolving Loan Agreement (Infrastructure) dated August 31, 1995 (the "Loan Agreement").

         B. Repayment of the Note is secured by the following collateral documents (collectively, the "Collateral Documents"):

             1. First Mortgage, Security Agreement and Financing Statement made by and between Borrower, as mortgagor, and Bank, as mortgagee, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 95-115642.

             2. Financing Statement made by and between Borrower, as debtor, and Bank, as secured party, recorded in said Bureau as Document No. 95-115643.

             3. An unrecorded Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement made by Borrower in favor of Bank dated August 31, 1995.

             4. An unrecorded Hazardous Materials Indemnity Agreement dated August 31, 1995, made by Borrower in favor of Bank.

         C. Borrower has requested, and Bank has agreed, to modify and amend the terms of the Note, the Loan Agreement and the Collateral Documents in the manner hereinafter set forth.

         D. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement.

         NOW, THEREFORE, in consideration of a loan fee of $6,250.00, the receipt of which is hereby acknowledged, the parties hereto agree that the Note, and Loan Agreement and the Collateral Documents be and the same are hereby amended as follows:

             1. Section 1.1 on page 1 of the Loan Agreement shall be amended in its entirety to read as follows:

         1.1 COMMITMENTS. Subject to and upon the terms and conditions set forth herein (including, but not limited to, Sections 1.1(a) and (b) below and 1.4(a) and (b), the Bank agrees at any time and from time to time prior to the Maturity Date to make loans (each such loan herein referred to as a "Loan" and collectively all such loans are herein called the "Loans") to the Borrower of up to the Infrastructure Loan Commitment on a revolving loan basis. Each Loan (a) may be repaid and reborrowed in accordance with the provisions hereof, (b) shall not exceed in principal amount, together with the then aggregate outstanding principal amount of all other Loans made by the Bank at any time outstanding, the Infrastructure Loan Commitment, and (c) shall mature and be payable on the Maturity Date.


         a. TRANCHES. The Bank will establish two tranches under the Facility--one tranche for the purposes stated in Section 1.5(a) hereof (the "Project Tranche") and the other tranche for borrowings to be used for purposes stated in Section 1.5(b) hereof (the "Working Capital Tranche"). Borrower may, with respect to a Loan made under the Working Capital Tranche, repay and reborrow in accordance with the terms and conditions hereof PROVIDED that no funds borrowed and repaid may be reborrowed unless the repayment was from sources other than proceeds from the Project. Loans under both the Project Tranche and the Working Capital Tranche shall be available until the Working Capital Maturity Date, at which time the Working Capital Commitment (defined in Section 1.1(b) below) shall be terminated and the full amount of the Facility (subject to Section 1.4 hereof) shall thereafter be considered the Project Tranche and available only for Project Tranche purposes, as described in Section 1.5(a).

         b. WORKING CAPITAL COMMITMENT. The aggregate principal amount at any one time outstanding under the Working Capital Tranche shall not exceed ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) (the "Working Capital Commitment"); further, the aggregate of the Working Capital Tranche under this Facility plus the working capital commitment under the Building Facility shall not exceed FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) provided, further, that Lender shall not be obligated to make any advance under the Working Capital Tranche unless the Guarantor would be liable under the Guaranty for repayment thereof.

             2. Section 1.2(b) on page 1 of the Loan Agreement shall be amended in its entirety to read as follows:

         (b) RECORDS OF LOANS. The Bank shall maintain such records of its making of each Loan under the Project Tranche or the Working Capital Tranche repayment of principal thereof and interest thereon and other information relating thereto as the Bank shall deem appropriate in accordance with its customary practices, which records shall constitute PRIMA FACIE evidence thereof. Failure to maintain such records shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Note, and payments of principal or interest by the Borrower shall not be affected thereby. Although the Note shall be dated the date hereof, interest in respect thereof shall be payable only for the periods during which Loans are evidenced thereby and although the stated principal amount of the Note shall be equal to the Infrastructure Loan Commitment. The Note shall be enforceable with respect to the Borrower's obligation to pay principal thereunder and interest thereon only to the extent of the aggregate unpaid principal amount of the Loans at the time evidenced thereby.

             3. Section 1.5 on page 3 of the Loan Agreement shall be amended in its entirety to read as follows:

         1.5    PURPOSES.

         (a) PROJECT TRANCHE PURPOSES. Subject to any and all restrictions herein, the proceeds of the Loans made under the Project Tranche shall be used by the Borrower to pay (or reimburse Borrower for cash expenditures of Borrower for) the costs of constructing the Infrastructure. Additionally, subject to the Bank's approval, a portion of the first Loan only may be used to reimburse Borrower for a portion of the Project Land Value.

         (b) WORKING CAPITAL TRANCHE PURPOSES. Subject to any and all restrictions herein, the proceeds of the Loans made under the Working Capital Tranche shall be used by the Borrower to pay (or reimburse
    Borrower for cash expenditures of Borrower) for the cost of general overhead as well as interest and fees for this Facility.

             4. Section 2.1 on page 3 of the Loan Agreement shall be amended in its entirety to read as follows:

         2.1 RATE OF INTEREST. From and after September 9, 1996, until the Maturity Date (whether by acceleration or otherwise), the Borrower agrees to pay interest in respect of the outstanding principal amount of each Loan made prior to September 9, 1996 and each Loan thereafter made under the Project Tranche at a floating rate per annum which shall be equal to the Base Rate in effect from time to time plus one percentage (1.0%) point and shall increase or decrease as and when and in the amount which the Base Rate shall increase or decrease. From and after September 9, 1996, until the Working Capital Maturity Date (whether by acceleration or otherwise), the Borrower agrees to pay interest in respect of the outstanding principal amount of each Loan made under the Working Capital Tranche at a floating rate per annum which shall be equal to the Base Rate in effect from time to time plus one-half percentage (0.5%) point and shall increase and decrease as and when and in the amount which the Base Rate shall increase or decrease.

             5. Section 3.1(b)(i) on page 4 of the Loan Agreement shall be amended in its entirety to read as follows:

         (i) Effective as of September 5, 1996, upon the closing of the sale of each Unit, a mandatory principal payment in an amount equal to 100% of the Net Sales Proceeds from the sale of each such Unit shall be payable. Two-thirds of each such mandatory principal payment shall be applied to the project tranche under the Building Facility and the remaining balance shall be applied to the Project Tranche under this Facility; provided that, if at any time, either of the Facilities has no outstanding principal balance under their respective project tranche, the payment shall be applied to the project tranche under the other Facility; and provided, further, that if there are no outstanding balances under the project tranche of either Facility, the payment shall be applied to the outstanding balance of the working capital tranche under either, or both, of the Facilities, as determined by Lender.

             6. Section 3.1(c) on page 4 of the Loan Agreement shall be amended in its entirety to read as follows:

         (c) MATURITY. On the Working Capital Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of all Loans made under the Working Capital Tranche, together with all accrued and unpaid interest and all charges thereon, shall be due and payable in full. On the Maturity Date (or any acceleration thereof) the entire remaining unpaid principal balance of all Loans, together with all accrued and unpaid interest and all charges thereon, shall be due and payable in full.

             7. The following paragraph shall be added as Section 3.1(d) on page 4 of the Loan Agreement;

         (d) REPAYMENT OF LOAN(S) UNDER WORKING CAPITAL TRANCHE. Each repayment of a Loan made under the Working Capital Tranche must be accompanied by a notice in the form of EXHIBIT H attached hereto specifying that the payment is for a Loan made under the Working Capital Tranche. Unless accompanied by such notice, Lender may apply the repayment to Loans outstanding under the Project Tranche.

             8. Section 5.2(b) on page 9 of the Loan Agreement shall be amended in its entirety to read as follows:

         (b) REQUEST FOR LOAN. The Bank shall have received a Request for Loan which: shall specify whether the Loan is to be made under the Project Tranche or under the Working Capital Tranche; shall be delivered no later than ten (10) Business Days prior to the date of the requested Loan; and shall include a certificate executed by the Responsible Officer stating that; (w) all costs for which reimbursement is sought have been paid or will be paid prior to the next Loan, (x) the representations and warranties of the Borrower contained in
    Section 8 of this Agreement are true and correct on and as of such date, with the same force and effect as if made on such date, (y) no Default or Event of Default has occurred and is continuing as of such date or is foreseeable, and (z) no material adverse change has occurred since the date of this Agreement in the financial condition, operations or business of the Borrower since the Effective Date.

         9. Section 6.19 on page 16 of the Loan Agreement shall be amended in its entirety to read as follows:

         6.19 INVESTMENT LIMITATIONS. The Borrower shall not, without the Bank's prior written consent, make any additional investments in any of its projects exceeding: (a) $750,000.00 with respect to any one Existing Project, or (b) $1,000,000.00 in the aggregate with respect to all Existing Projects. Additionally, any additional investments in new projects, either directly or indirectly, including any phase (other than Phase I) of the Project, shall be prohibited without the prior written consent of the Bank.

         10. A new Section 7.13 is hereby added to the Loan Agreement to read as follows:

         7.13 GUARANTY. The Guarantor denies liability under, or attempts to revoke, or otherwise impairs the Guaranty or the Guarantor fails to perform or observe any obligation under the Guaranty and such failure is not cured within thirty (30) days after the Bank provides notice thereof to the Borrower.

         11. Section 8.15 on page 22 of the Loan Agreement shall be amended in its entirety to read as follows:

         8.15 USE OF PROCEEDS. Proceeds of Loans made under the Project Tranche shall be used solely for the purposes described in Section 1.5(a) and proceeds of Loans made under the Working Capital Tranche shall be used solely for the purposes described in Section 1.5(b).

         12.  The following term definitions shall be added to the Loan
    Agreement:

    "GUARANTOR" shall mean C. Brewer and Company, Limited.

    "GUARANTY" shall mean the Guaranty to be executed by Guarantor in favor of the Bank.

    "WORKING CAPITAL MATURITY DATE" shall mean April 30, 1997.

         13. EXHIBIT G of the Loan Agreement shall be deleted in its entirety and the EXHIBIT G attached hereto substituted in lieu thereof.

         14. All references to the Loan Agreement in the Note and the Collateral Documents shall be deemed to mean the Loan Agreement as hereby amended.

    It is further agreed that:

         1. Except as specifically amended hereby, all other terms, conditions, and provisions contained in the Note, the Loan Agreement and the Collateral Documents shall remain in full force and effect and unchanged.

         2. This Agreement shall be considered null and void unless the Bank receives an executed copy of this Agreement by September 9, 1996.

         IN WITNESS WHEREOF, the parties have executed these presents as of the day and year first above written.

Lender:                                        Borrower:

BANK OF HAWAII, a Hawaii corporation           C. BREWER HOMES, INC., a Delaware
                                               corporation

By /s/ Gene H. Tsuji                           By /s/ B.G. Moynahan
   ---------------------------------              ------------------------------
   Name: GENE H. TSUJI                            Name: B.G. Moynahan
   Title: ASST. VICE PRESIDENT                    Title: President and CEO

                                               By /s/ Edward Foley
                                                  ------------------------------
                                                  Name: Edward Foley
                                                  Title: Sr. Vice President and
                                                   CFO

                                      EXHIBIT G

                                ________________, 19__

Bank of Hawaii
P.O. Box 2900
Honolulu, Hawaii 96846
Attention: Gene Tsuji
           Construction & Income Property Loan Dept. #366

             Re:     LOAN REQUEST

Gentlemen:

    This is the written request of C. Brewer Homes, Inc. ("Borrower") to Bank of Hawaii ("Lender") to advance $_______ from the $10,000,000 revolving construction loan established under the Revolving Loan Agreement
(Infrastructure)(the "Loan Agreement"), Note, and Mortgage dated
August 31, 1995, as amended.

    The amount requested is to be drawn under the specified tranche and is for the following:

/ / PROJECT TRANCHE

         $______ to be applied to the payment of construction costs for which we attach the contractor's application for payment, respective lien waiver, and contractor and architect's written opinion; and

         $______ to be applied to the payment of other construction related costs for which invoices marked as paid or other evidence of payment (if appropriate) are attached, ____________________________________________________.

/ / WORKING CAPITAL TRANCHE

         $______ to be applied to bank's interest and/or fees.

         $______ for general overhead.

    By signing this loan request, I acknowledge that all representations and warranties of the Borrower as stated in the Loan Agreement are in full force and effect, and that the amount available for my future borrowing under the loan is reduced by the principal amount of this advance.

                                         Very truly yours,

                                         C. BREWER HOMES, INC.

                                         By
                                            -------------------------
                                            Name:
                                            Title:

                                         By
                                            -------------------------
                                            Name:
                                            Title:

                                      EXHIBIT H

                                   __________, 19__



Bank of Hawaii
P.O. Box 2900
Honolulu, Hawaii 96846
Attention: Gene Tsuji
           Construction & Income Property Loan Dept. #366

             Re:     LOAN PAYMENT

Gentlemen:

    The payment in the amount of $_______ being made today by C. Brewer Homes, Inc. ("Borrower") to Bank of Hawaii ("Lender") under the $10,000,000 revolving construction loan established under the Revolving Loan Agreement
(Infrastructure) (the "Loan Agreement"), Note, and Mortgage dated August 31, 1995, as amended, is to be applied to the Working Capital Tranche.

                                          Very truly yours,

                                          C. BREWER HOMES, INC.

                                          By
                                             --------------------------
                                             Name:
                                             Title:

                                          By
                                             --------------------------
                                             Name:
                                             Title: